Exhibit 99.1

Hungarian Telephone and Cable Corp.

Certifications of Chief Executive Officer and Principal Financial Officer

I, Ole Bertram, President and Chief Executive Officer of Hungarian Telephone and Cable Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

To the best of my knowledge and belief, based upon a review of this year end report on Form 10-K of Hungarian Telephone and Cable Corp. for the year ended December 31, 2002, and, except as corrected or supplemented in a subsequent report:

•         this annual report of Hungarian Telephone and Cable Corp. on Form 10-K for the year ended December 31, 2002 which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•         the information contained in this annual report on Form 10-K of Hungarian Telephone and Cable Corp. for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Hungarian Telephone and Cable Corp.

By:	/s/ Ole Bertram

Ole Bertram March 21, 2003

I, William T. McGann, Controller and Treasurer of Hungarian Telephone and Cable Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

To the best of my knowledge and belief, based upon a review of this annual report on Form 10-K of Hungarian Telephone and Cable Corp. for the year ended December 31, 2002, and, except as corrected or supplemented in a subsequent report:

•         this annual report of Hungarian Telephone and Cable Corp. on Form 10-K for the year ended December 31, 2002 which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•         the information contained in this annual report on Form 10-K of Hungarian Telephone and Cable Corp. for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Hungarian Telephone and Cable Corp.

By:	/s/ William T. McGann

William T. McGann March 21, 2003